[Logo] M F S(R)                                                ANNUAL REPORT
INVESTMENT MANAGEMENT                                          DECEMBER 31, 2000
WE INVENTED THE MUTUAL FUND(R)




                              A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM) MFS(R) NEW DISCOVERY
                              SERIES

MFS(R) NEW DISCOVERY SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                                            INVESTMENT ADVISER
Jeffrey L. Shames*                                  Massachusetts Financial Services Company
Chairman and Chief Executive Officer,               500 Boylston Street
MFS Investment Management(R)                        Boston, MA 02116-3741

Nelson J. Darling, Jr.+                             DISTRIBUTOR
Private investor and trustee                        MFS Fund Distributors, Inc.
                                                    500 Boylston Street
William R. Gutow+                                   Boston, MA 02116-3741
Private investor and real estate consultant;
Vice Chairman, Capitol Entertainment                INVESTOR SERVICE
Management Company (video franchise)                MFS Service Center, Inc.
                                                    P.O. Box 2281
CHAIRMAN AND PRESIDENT                              Boston, MA 02107-9906
Jeffrey L. Shames*
                                                    For additional information,
PORTFOLIO MANAGER                                   contact your investment professional.
Brian E. Stack*
                                                    CUSTODIAN
TREASURER                                           State Street Bank and Trust Company
James O. Yost*
                                                    AUDITORS
ASSISTANT TREASURERS                                Deloitte & Touche LLP
Mark E. Bradley*
Robert R. Flaherty*                                 WORLD WIDE WEB
Laura F. Healy*                                     www.mfs.com
Ellen Moynihan*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*


* MFS Investment Management
+ Independent Trustee

--------------------------------------------------------------------------------
  NOT FDIC INSURED              MAY LOSE VALUE                 NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
If you've been reading our annual and semiannual reports for any length of time, you've probably sensed the pride we have in our research process. More than anything else, we think MFS Original Research(R) -- and the performance results it has yielded for shareholders -- makes us unique among investment management companies. We think that uniqueness stems from three factors: philosophy, process, and people.

PHILOSOPHY

In over 75 years of managing mutual funds, we've developed a number of beliefs about the best ways to invest over a variety of market conditions. First, we believe in bottom-up research, which means we use a company-by-company, one-security-at-a-time approach to building a portfolio. What we look for is the truth about the fundamentals of a company's business -- things such as the ability of management to execute its business plan, the ability of that plan to be scaled up as the company grows, actual demand for the company's products and services, cash flow, profits, and earnings.

Second, we believe that, over the long term, stock prices follow earnings. In our view, stock prices are basically a multiple of projected earnings, with the multiple increasing as the market perceives that a company has something customers want and will continue to want. One of the major elements of Original Research(SM) is doing our best to project a company's future earnings and determine how much the market will pay for those earnings.

Third, we believe there are at least three ways to potentially achieve competitive long-term performance: be early, uncover second chances, and avoid mistakes. All of these are based on bottom-up research. In both domestic and international markets, early discovery has historically been a hallmark of our investment style. Some of the stocks with which MFS has been most successful are those in which we've taken large positions before the market discovered or believed in them. Similarly, some of our best fixed-income investments have been early positions in companies or governments that our research revealed were potential candidates for credit upgrades. (A credit upgrade causes the value of a bond to rise because it indicates the market has increased confidence that principal and interest on the bond will be repaid.)

"Second-chance" opportunities are companies whose stock prices have stumbled but that we believe still have the potential to be market leaders. For example, a quarterly earnings shortfall of a few cents may cause the market to temporarily lose confidence in a company. If we believe the business remains fundamentally strong, we may use the price decline as a buying opportunity.

Avoiding mistakes is another way we feel Original Research may help performance. In fixed-income investing this means, among other things, trying to be better than our peers at avoiding bond issuers that may default. In equity investing, avoiding mistakes means we strive to know a company and its industry well enough to distinguish truth from hype.

PROCESS
We acquire our information firsthand, by researching thousands of companies to determine which firms may make good investments. Our analysis of an individual company may include

o face-to-face contact with senior management as well as frontline workers

o analysis of the company's financial statements and balance sheets

o contact with the company's current and potential customers

o contact with the company's competitors

o our own forecasts of the company's future market share, cash flow, and earnings

Our analysts and portfolio managers disseminate this information in the form of daily notes e-mailed worldwide to all members of our investment team. This ensures that our best ideas are shared throughout the company, without barriers between equity and fixed-income, international and domestic, or value and growth investment areas. We believe this allows each of our portfolio managers -- and thus each of our investors -- to potentially benefit from any relevant item of Original Research.

John Ballen, our President and Chief Investment Officer, has often said that the thought he hopes managers will have when they read the daily notes is, "I could never perform as well at any other investment company, because nowhere else could the quality of the research be this good."

PEOPLE
Our team of research analysts and portfolio managers traces its roots back to 1932, when we created one of the first in-house research departments in the industry. Today, we believe we have an investment team distinguished for its unique blend of talent, continuity, and cohesiveness.

MFS' team culture and commitment to quality research have proven to be of tremendous value in attracting some of the best and brightest talent from leading business schools and from other investment management companies. Our company culture was a key factor in our recognition by Fortune magazine in its January 10, 2000, issue and again in its January 22, 2001, issue as one of the "100 Best Companies to Work For" in America. As befits a great team, our people have tended to stick around -- the average MFS tenure of our portfolio managers is 12 years, with over 15 years in the investment industry. Contributing to this continuity is our policy that all equity portfolio managers are promoted from within, after distinguishing themselves first as research analysts. And because many of us who are now managing funds or managing the company itself have been working together for well over a decade, we have a cohesiveness, a shared philosophy of investing, and a unity of purpose that we believe bodes well for the future of the company.

We also have scale. Our research analyst team is over 55 members strong and growing. Each analyst is our in-house expert on a specific industry or group of industries in a specific region of the globe. In pursuing their research, our analysts and portfolio managers each year will visit more than 2,000 companies throughout the world, meet with representatives from more than 3,000 companies at one of our four worldwide offices, attend roughly 5,000 company presentations sponsored by major Wall Street firms, and consult with over 1,000 analysts from hundreds of U.S. and foreign brokerage houses.

All of this culminates in our analysts making buy and sell recommendations on a wide range of potential investments for all of our portfolios. In the end, the goal of Original Research is to try to give our portfolio managers an advantage over their peers -- to enable our managers to deliver competitive performance, by finding opportunities before they are generally recognized by the market and by avoiding mistakes whenever possible. Original Research does, we believe, make a difference.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey Shames

Jeffrey L. Shames
Chairman and Chief Executive Officer
MFS Investment Management(R)

January 16, 2001

Investments in variable products will fluctuate and may be worth more or less upon redemption. Please see your investment professional for more information.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the twelve months ended December 31, 2000, Initial Class shares of the series provided a total return of -1.99% and Service Class shares -2.05%. These returns, which include the reinvestment of any distributions, compare to a return over the same period of -3.02% for the series' benchmark, the Russell 2000 Index (the Russell 2000). The Russell 2000 is an unmanaged index composed of 2,000 of the smallest U.S.-domiciled company common stocks that are traded on the New York Stock Exchange, the American Stock Exchange, and NASDAQ.

We witnessed tremendous market volatility in 2000, beginning in March and continuing through the end of the year. The market's nervousness, we believe, stemmed from a combination of factors. The pace of economic growth was a concern, with some economic data indicating a pronounced slowing in the second half of the period. Investors were especially concerned about potential effects of a slowing economy on the highest growth sectors of the market, mainly technology. Because these sectors had relatively high valuations (stock prices in relation to projected earnings), they were viewed as the most vulnerable.

Moreover, our research indicated that inventory buildup by customers had lowered demand in several areas within technology, including semiconductors. To a large extent, this buildup appeared to be a derivative effect of slowing growth in the telecommunications sector, where cutthroat competition and limited access to capital had stifled capital spending.

The good news is that we believe our research anticipated many of these risks. This allowed us to materially reduce our holdings in semiconductor and semiconductor capital equipment firms, for example, and use the proceeds to build our holdings in the health care and energy sectors. In health care, two of our best performers were IMPATH, a services company that focuses on clinical information about cancer, and Caremark Rx, which manages drug benefits for HMOs and employers.

In the energy sector, we built positions in a variety of natural gas and offshore oil drilling companies in late 1999 and early 2000, when these companies were out of favor due to low energy prices. As energy prices increased in the first half of 2000, companies such as Noble Drilling and Trico Marine Services performed well for the portfolio.

Performance was also helped by our positions in a number of technology companies that were acquired by larger firms -- at a significant premium to our purchase price. One example of this would be integrated circuit manufacturer MMC Networks, which was purchased by Applied Micro Circuits.

Looking ahead, we anticipate that 2001 may be a difficult year for the overall market, at least for the first half. Given this potentially difficult environment, we positioned the portfolio in stocks that our research indicated were trading at reasonable valuations and were well situated to meet long-term earnings expectations. We think some of the major areas of opportunity will continue to be in health care and energy, as well as in business services. Valuations of many health care companies have been severely depressed in recent years, due to decreasing reimbursement payments by Medicare. Lately, the reimbursement picture has improved, and we see health care as a sector with great growth potential, predicated largely upon the aging of our population and the introduction of new technologies. We believe the sector has also benefited from being viewed as a relatively safe haven for much of the money investors have taken out of technology.

Although energy stocks were beaten down a bit in the fourth quarter as crude oil prices eased from unsustainably high levels, we see the sector as another appealing area over the next several years. Our research indicates that the offshore drillers and services companies in our portfolio may still be able to deliver healthy earnings growth, even if oil and gas prices fall appreciably from current levels.

Finally, we have found several opportunities in the business services area. This is an eclectic group of companies that share a common theme of utilizing technology to provide services to businesses. Examples in the portfolio include BISYS Group, which processes transactions for financial institutions; Concord EFS, which processes debit and credit card purchases for retailers; and SmartForce, which provides Internet-based training and certification for information and technology professionals. This sector has suffered of late in sympathy with technology, but we feel these companies have some long-term advantages in the current environment. We think that although they benefit from many developments in the technology field, they have tended not to have the product risk of a typical hardware or software company, and their earnings have tended to be more predictable because they have long-term contracts with most of their clients.

We continue to see opportunity for selective investments in the technology sector, in companies that offer ways for clients to increase productivity. In a slowing economy putting added pressure on corporate profit margins, we believe the need for these companies' products and services will only become more urgent.

Respectfully,

/s/ Brian E. Stack

Brian E. Stack
Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

Brian E. Stack is Senior Vice President of MFS Investment Management(R) (MFS(R)) and portfolio manager of the small-cap growth portfolios of our mutual funds, variable annuities, and institutional accounts.

Brian joined MFS in 1993 as a research analyst following the chemical, hospital management, health maintenance organizations, medical services, and business services industries. He was named portfolio manager in 1996 and Senior Vice President in 1999. Prior to joining MFS, he had worked as an equity analyst since 1987. He is a graduate of Boston College and has an M.B.A. degree from the University of Virginia.

All equity portfolio managers began their careers at MFS as research analysts. Our portfolio managers are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

SERIES FACTS

Objective: Seeks capital appreciation.

Commencement of investment operations: May 1, 1998

Class inception: Initial Class May 1, 1998
                 Service Class May 1, 2000

Size: $187.4 million as of December 31, 2000

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the series' Initial Class in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the series' investment operations, May 1, 1998, through December 31, 2000. Index information is from May 1, 1998.)

                         MFS New
                     Discovery Series           Russell 2000
                     - Initial Class               Index
--------------------------------------------------------------------------------
 5/98                   $10,000                  $10,000
12/98                    10,220                    9,461
12/99                    17,723                   10,678
12/00                    17,371                   10,355

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2000

INITIAL CLASS SHARES
                                           1 Year              Life*
----------------------------------------------------------------------
Cumulative Total Return                    -1.99%            +73.71%
----------------------------------------------------------------------
Average Annual Return                      -1.99%            +22.99%
----------------------------------------------------------------------

SERVICE CLASS SHARES
                                           1 Year              Life*
----------------------------------------------------------------------
Cumulative Total Return                    -2.05%            +73.59%
----------------------------------------------------------------------
Average Annual Return                      -2.05%            +22.96%
----------------------------------------------------------------------

COMPARATIVE INDEX(+)
                                           1 Year              Life*
----------------------------------------------------------------------
Russell 2000 Index#                        -3.02%            + 1.32%
----------------------------------------------------------------------
  * For the period from the commencement of the series' investment operations, May 1, 1998, through December 31, 2000. Index information is from May 1, 1998.
(+)  Average annual rate of return.
  #  Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Initial Class and Service Class shares have no sales charge; however, Service Class shares carry a 0.20% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance is higher than it would have been had Service Class shares been offered for the entire period.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods showing, without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown. Please refer to the variable product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts. Periods less than one year are actual not annualized.

Investing in small or emerging growth companies is riskier than investing in more-established companies. These risks may increase share price volatility. See the prospectus for details.

The portfolio will suffer a loss if it sells a security short and the value of that security rises. Because a portfolio must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss is limited only by the purchase price of the security. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO OF INVESTMENTS - December 31, 2000

Stocks - 95.1%
-------------------------------------------------------------------------------------------------
ISSUER                                                                  SHARES              VALUE
-------------------------------------------------------------------------------------------------
U.S. STOCKS - 91.8%
  Aerospace and Defense - 0.4%6
    Teledyne Technologies, Inc.*                                        32,480       $    767,340
-------------------------------------------------------------------------------------------------
  Airlines - 0.7%
    Skywest, Inc.                                                       43,266       $  1,243,897
-------------------------------------------------------------------------------------------------
  Agricultural Products - 0.5%
    Delta and Pine Land Co.                                             49,040       $  1,026,775
-------------------------------------------------------------------------------------------------
  Auto Parts - 0.4%
    Brooks Automation, Inc.*                                            24,081       $    675,773
-------------------------------------------------------------------------------------------------
  Biotechnology - 0.2%
    Harvard Bioscience, Inc.*                                           19,430       $    191,872
    ImmunoGen, Inc.*                                                     3,740             80,176
    Introgen Therapeutics, Inc.*                                        12,840             89,880
                                                                                     ------------
                                                                                     $    361,928
-------------------------------------------------------------------------------------------------
  Business Machines - 1.5%
    Affiliated Computer Services, Inc., "A"*                            45,251       $  2,746,170
-------------------------------------------------------------------------------------------------
  Business Services - 15.3%
    BISYS Group, Inc.*                                                  58,230       $  3,035,239
    Braun Consulting, Inc.*                                             96,550            356,028
    Complete Business Solutions, Inc.*                                  57,523            593,206
    Concord EFS, Inc.*                                                  80,273          3,526,995
    Dendrite International, Inc.*                                       79,523          1,779,327
    EGL, Inc.*                                                          66,940          1,602,376
    eLoyalty Corp.*                                                    207,490          1,342,201
    Gartner Group, Inc., "A"*                                           33,950            234,255
    IMRglobal Corp.*                                                   119,659            643,167
    infoUSA, Inc.*                                                      76,826            259,288
    Jupiter Media Metrix, Inc.*                                         31,759            295,756
    Meta Group, Inc.*                                                   22,077            143,501
    Mettler Toledo International, Inc.*                                 20,662          1,123,496
    Modis Professional Services, Inc.*                                 107,989            445,455
    National Data Corp.                                                 77,105          2,823,971
    Navigant Consulting Co.*                                           125,440            478,240
    NCO Group, Inc.*                                                    53,090          1,612,609
    NOVA Corp.*                                                        127,845          2,548,910
    Peregrine Systems, Inc.*                                            67,202          1,327,239
    Predictive Systems, Inc.*                                           33,890            242,525
    Probusiness Services, Inc.*                                         30,215            802,586
    Radiant Systems, Inc.*                                              49,279          1,010,219
    S1 Corp.*                                                           44,778            235,084
    Spherion Corp.*                                                     44,680            505,442
    Technology Solutions Co.*                                          120,692            256,470
    WebMD Corp.*                                                       191,460          1,519,714
                                                                                     ------------
                                                                                     $ 28,743,299
-------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 2.0%
    Documentum, Inc.*                                                   24,610       $  1,222,810
    HNC Software, Inc.*                                                 63,165          1,875,211
    Verity, Inc.*                                                       25,380            610,706
                                                                                     ------------
                                                                                     $  3,708,727
-------------------------------------------------------------------------------------------------
Computer Software - Services - 7.6%
    Bottomline Technologies, Inc.*                                      37,660       $    967,391
    CheckFree Corp.*                                                    41,518          1,764,515
    Concord Communications, Inc.*                                       20,490            179,288
    ePresence, Inc.*                                                    65,260            283,473
    Hyperion Solutions Corp.*                                          110,647          1,708,113
    Internet Security Systems, Inc.*                                    16,462          1,291,238
    Lightspan, Inc.*                                                   162,211            233,178
    Metasolv Software, Inc.*                                            75,926            692,825
    Netegrity, Inc.*                                                    20,437          1,111,262
    Numerical Technologies, Inc.*                                       11,510            207,899
    Onyx Software Corp.*                                                45,340            498,740
    Precise Software Solutions Ltd.*                                    17,230            426,443
    RSA Security, Inc.*                                                 64,466          3,408,640
    SonicWall, Inc.*                                                     8,140            132,275
    Tier Technologies, Inc.*                                            85,548            486,554
    Watchguard Technologies, Inc.*                                      26,175            827,784
                                                                                     ------------
                                                                                     $ 14,219,618
-------------------------------------------------------------------------------------------------
Computer Software - Systems - 8.6%
    Acxiom Corp.*                                                       40,635       $  1,582,225
    Aspen Technology, Inc.*                                             85,534          2,844,006
    AVT Corp.*                                                          89,672            445,558
    Computer Network Technology Corp.*                                  94,358          2,718,690
    CSG Systems International, Inc.*                                    52,846          2,480,459
    Cysive, Inc.*                                                       52,389            216,105
    E.piphany, Inc.*                                                     6,955            375,135
    JNI Corp.*                                                          23,302            528,664
    Packeteer, Inc.*                                                    25,347            313,669
    Pinnacle Systems, Inc.*                                             63,140            465,658
    RAVISENT Technologies, Inc.*                                        63,190            189,570
    Synopsys, Inc.*                                                     42,498          2,015,999
    Transaction System Architects, Inc., "A"*                          100,959          1,167,338
    Wind River Systems, Inc.*                                           24,576            838,656
                                                                                     ------------
                                                                                     $ 16,181,732
-------------------------------------------------------------------------------------------------
  Conglomerates - 0.6%
    Sodexho Marriott Services, Inc.                                     49,863       $  1,103,219
-------------------------------------------------------------------------------------------------
  Construction Services - 0.7%
    Martin Marietta Materials, Inc.                                     29,171       $  1,233,933
-------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 0.1%
    Sportsline USA, Inc.*                                               46,847       $    248,875
-------------------------------------------------------------------------------------------------
  Containers - 0.3%
    Ivex Packaging Corp.*                                               44,752       $    489,475
-------------------------------------------------------------------------------------------------
  Electronics - 5.8%
    Anadigics, Inc.*                                                    33,606       $    550,298
    Applied Micro Circuits Corp.*                                        2,362            177,261
    Cable Design Technologies Corp.*                                    68,145          1,145,688
    Credence Systems Corp.*                                             39,740            914,020
    DSP Group, Inc.*                                                    26,950            567,213
    DuPont Photomasks, Inc.*                                            32,954          1,741,413
    GaSonics International Corp.*                                       31,581            580,301
    hi/ fn, Inc.*                                                       15,500            426,250
    MKS Instruments, Inc.*                                              14,941            231,586
    Photronics, Inc.*                                                   54,943          1,287,727
    PRI Automation, Inc.*                                               48,727            913,631
    SIPEX Corp.*                                                        22,169            530,670
    Varian Semiconductor Equipment Associates, Inc.*                    19,610            465,737
    Veeco Instruments, Inc.*                                            26,762          1,073,825
    Zoran Corp.*                                                        13,347            206,879
                                                                                     ------------
                                                                                     $ 10,812,499
-------------------------------------------------------------------------------------------------
  Energy - 0.6%
    Devon Energy Corp.                                                  17,519       $  1,068,133
-------------------------------------------------------------------------------------------------
  Entertainment - 0.4%
    Emmis Broadcasting Corp., "A"*                                      15,122       $    433,812
    Spanish Broadcasting Systems, Inc.*                                 59,025            295,125
                                                                                     ------------
                                                                                     $    728,937
-------------------------------------------------------------------------------------------------
  Financial Institutions - 0.5%
    Federated Investors, Inc., "A"                                      23,110       $    673,079
    Financial Federal Corp.*                                            14,398            343,752
                                                                                     ------------
                                                                                     $  1,016,831
-------------------------------------------------------------------------------------------------
  Food and Beverage Products - 0.2%
    Del Monte Foods Co.*                                                62,323       $    451,842
-------------------------------------------------------------------------------------------------
  Gaming and Hotels - 0.3%
    Station Casinos, Inc.*                                              39,295       $    586,969
-------------------------------------------------------------------------------------------------
  Healthcare - 6.8%
    Caremark Rx, Inc.*                                                 796,872       $ 10,807,576
    First Health Group Corp.*                                           41,280          1,922,100
                                                                                     ------------
                                                                                     $ 12,729,676
-------------------------------------------------------------------------------------------------
  Internet - 2.3%
    CNET Networks, Inc.*                                                79,630       $  1,274,080
    Data Return Corp.*                                                  65,570            245,887
    Digital Insight Corp.*                                              35,810            646,818
    FirePond, Inc.*                                                     64,030            604,283
    L90, Inc.*                                                          31,870            137,439
    Netopia, Inc.*                                                      36,360            156,803
    Onesource Information Services, Inc.*                               42,980            333,095
    Proxicom, Inc.*                                                     29,610            122,141
    Retek, Inc.*                                                        19,862            484,136
    Ticketmaster Online-Citysearch, Inc.*                               29,279            245,212
    Virage, Inc.*                                                        8,300             44,613
                                                                                     ------------
                                                                                     $  4,294,507
-------------------------------------------------------------------------------------------------
  Machinery - 0.3%
    Asyst Technologies, Inc.*                                           38,876       $    522,396
    Cognex Corp.*                                                        3,120             69,030
                                                                                     ------------
                                                                                     $    591,426
-------------------------------------------------------------------------------------------------
  Medical and Health Products - 2.1%
    Closure Medical Corp.*                                              23,050       $    829,800
    CONMED Corp.*                                                       43,340            742,197
    Haemonetics Corp.*                                                  51,866          1,601,363
    I-STAT Corp.*                                                       28,670            757,963
                                                                                     ------------
                                                                                     $  3,931,323
-------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 12.5%
    Allos Therapeutics, Inc.*                                           23,540       $    189,791
    Arthrocare Corp.*                                                   44,867            874,906
    Ciphergen Biosystems, Inc.*                                         11,530            152,773
    Cyberonics, Inc.*                                                   45,143          1,049,575
    Cytyc Corp.*                                                        43,284          2,707,955
    Davita, Inc.*                                                      170,157          2,913,939
    Express Scripts, Inc.*                                               7,670            784,257
    IDEXX Laboratories, Inc.*                                           88,545          1,947,990
    IDX Systems Corp.*                                                  20,641            516,025
    IMPATH, Inc.*                                                       43,829          2,914,628
    LifePoint Hospitals, Inc.*                                          42,024          2,106,453
    Lincare Holdings, Inc.*                                             36,330          2,073,081
    Martek Biosciences Corp.*                                              554              6,787
    Omnicare, Inc.                                                      86,610          1,872,941
    Orthodontic Centers of America, Inc.*                               36,677          1,146,156
    Osteotech, Inc.*                                                    63,954            303,782
    Parexel International Corp.*                                        72,440            783,257
    Quorum Health Group, Inc.*                                          45,568            717,696
    V. I. Technologies, Inc.*                                           53,467            280,702
    VISX, Inc.*                                                          3,000             31,313
                                                                                     ------------
                                                                                     $ 23,374,007
-------------------------------------------------------------------------------------------------
  Oil Services - 8.2%
    CARBO Ceramics, Inc.                                                22,160       $    829,615
    Cooper Cameron Corp.*                                               16,133          1,065,786
    Dril-Quip, Inc.*                                                    16,224            554,658
    Global Industries, Inc.*                                           212,610          2,910,099
    Global Marine, Inc.*                                                29,170            827,699
    Input/Output, Inc.*                                                 88,634            902,959
    Key Energy Services, Inc.*                                          60,270            629,068
    National Oilwell, Inc.*                                             27,885          1,078,801
    Noble Drilling Corp.*                                               63,532          2,759,671
    Trico Marine Services, Inc.*                                       174,790          2,698,321
    Weatherford International, Inc.*                                    23,410          1,106,123
                                                                                     ------------
                                                                                     $ 15,362,800
-------------------------------------------------------------------------------------------------
  Oils - 3.4%
    EOG Resources, Inc.                                                 14,767       $    807,570
    Houston Exploration Co.*                                            25,919            988,162
    Louis Dreyfus Natural Gas Corp.*                                     3,141            143,897
    Marine Drilling Companies, Inc.*                                    54,930          1,469,378
    Newfield Exploration Co.*                                           32,172          1,526,159
    Oceaneering International, Inc.*                                    69,860          1,357,904
                                                                                     ------------
                                                                                     $  6,293,070
-------------------------------------------------------------------------------------------------
  Pharmaceuticals - 0.4%
    Abgenix, Inc.*+                                                     13,500            797,344
-------------------------------------------------------------------------------------------------
  Printing and Publishing - 1.4%
    Information Holdings, Inc.*                                          2.520       $     59,063
    Scholastic Corp.*                                                   29,397          2,605,309
                                                                                     ------------
                                                                                     $  2,664,372
-------------------------------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.5%
    Pinnacle Holdings, Inc.*                                           117,539       $  1,065,197
-------------------------------------------------------------------------------------------------
  Restaurants and Lodging - 1.3%
    Papa John's International, Inc.*                                    50,006       $    206,684
    Sonic Corp.*                                                        54,539          1,271,440
                                                                                     ------------
                                                                                     $  2,384,074
-------------------------------------------------------------------------------------------------
  Special Products and Services - 0.7%
    Harmonic Lightwaves, Inc.*                                          36,340       $    206,684
    Sylvan Learnings Systems, Inc.*                                     79,790          1,181,889
                                                                                     ------------
                                                                                     $  1,388,573
-------------------------------------------------------------------------------------------------
  Technology - 0.6%
    Varian, Inc.*                                                       33,116       $  1,121,805
-------------------------------------------------------------------------------------------------
  Telecommunications - 4.6%
    Adanced Fibre Communications, Inc.*                                 30,390       $    548,919
    Amdocs Ltd.*                                                        18,780          1,244,175
    ANTEC Corp.*                                                        40,388            319,318
    Aware, Inc.*                                                        29,467            523,039
    Cabletron Systems, Inc.*                                            92,368          1,391,293
    California Amplifier, Inc.*                                         25,040            231,620
    Intermedia Communications Corp.*                                   112,186            806,337
    Mpower Communications Corp.*                                        38,095            195,237
    Natural Microsystems Corp.*                                         67,511            666,671
    Netro Corp.*                                                        40,500            280,969
    Proxim, Inc.*                                                       19,595            842,585
    Spectrasite Holdings, Inc.*                                         48,160            638,120
    Tekelec Co.*                                                        25,520            765,600
    Winstar Communications, Inc.*                                       11,190            130,783
                                                                                     ------------
                                                                                     $  8,584,666
-------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                    $171,998,812
-------------------------------------------------------------------------------------------------
Foreign Stocks - 3.3%
  Canada - 0.9%
    Intertape Polymer Group, inc. (Containers)                          51,000       $    372,938
    Mitel Corp. (Telecommunications)*                                  159,400          1,285,162
                                                                                     ------------
                                                                                     $  1,658,100
-------------------------------------------------------------------------------------------------
  Ireland - 1.4%
    SmartForce PLC (Internet)*                                          71,680       $  2,692,480
-------------------------------------------------------------------------------------------------
  Israel - 1.4%
    Fundtech Ltd. (Computer Software - Systems)*                        55,150       $    985,806
-------------------------------------------------------------------------------------------------
  Mexico - 0.5%
    Grupo Aeroportuario del Sureste S.A. de C.V.,
      ADR (Transportation)*                                             53,970       $    897,251
-------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                 $  6,233,637
-------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $190,388,720)                                         $178,232,449
-------------------------------------------------------------------------------------------------
  Business Services - 0.2%
    Sitara Networks, Inc.*+ (Identified Cost, $276,024)                 42,400       $    276,024
-------------------------------------------------------------------------------------------------

Warrant
-------------------------------------------------------------------------------------------------
Medical and Health Technology and Services
    Martek Biosciences Corp.*## (Identified Cost, $0)                      166       $      2,034
-------------------------------------------------------------------------------------------------
Short-Term Obligations - 2.7%
-------------------------------------------------------------------------------------------------
                                                              PRINCIPAL AMOUNT
                                                                 (000 OMITTED)
-------------------------------------------------------------------------------------------------
    American Express Credit Corp., due 1/02/01                      $    1,608       $  1,607,711
    Anheuser-Busch, Inc., due 1/02/01                                      444            443,922
    Bank of America, due 1/02/01                                           327            327,000
    Federal Home Loan Bank, due 1/02/01                                    281            280,955
    Gannett, Inc., due 1/04/01                                             287            286,843
    Gillette Co., due 1/02/01                                              440            439,922
    Goldman Sachs Group LP, due 1/02/01 - 1/09/01                        1,421          1,420,543
    Merrill Lynch & Co., Inc., due 1/02/01                                 238            237,956
-------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                      $  5,044,852
-------------------------------------------------------------------------------------------------
Repurchase Agreements - 1.6%
-------------------------------------------------------------------------------------------------
    Goldman Sachs, dated 12/29/00, due 01/02/01, total
      to be received $750,537,500 (secured by various
      U.S. Treasury and Federal Agency obligations in a
      jointly traded account), at Cost                              $        2       $      2,000
    Merrill Lynch, dated 12/29/00, due 01/02/01, total
      to be received $750,539,501 (secured by various
      U.S. Treasury and Federal Agency obligations in a
      jointly traded account), at Cost                                   3,070          3,070,000
-------------------------------------------------------------------------------------------------
Total Repurchase Agreements                                                          $  3,072,000
-------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $198,781,596)                                    $186,627,359
Other Assets, Less Liabilities - 0.4%                                                     789,149
-------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                  $187,416,508
-------------------------------------------------------------------------------------------------

 * Non-income producing security.
## SEC Rule 144A restriction.
 + Restricted security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
DECEMBER 31, 2000
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $198,781,596)            $186,627,359
  Investment of cash collateral for securities loaned, at
    identified cost and value                                         2,006,949
  Cash                                                                  841,391
  Receivable for series shares sold                                   1,785,162
  Receivable for investments sold                                     2,062,475
  Interest and dividends receivable                                       7,811
                                                                   ------------
      Total assets                                                 $193,331,147
                                                                   ------------
Liabilities:
  Payable for series shares reacquired                             $    877,060
  Payable for investments purchased                                   3,013,556
  Collateral for securities loaned, at value                          2,006,949
  Payable to affiliates -
    Management fee                                                       14,034
    Reimbursement fee                                                     2,340
    Distribution fee                                                        700
                                                                   ------------
      Total liabilities                                            $  5,914,639
                                                                   ------------
Net assets                                                         $187,416,508
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $194,931,575
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                    (12,154,238)
  Accumulated undistributed net realized gain on investments and
    foreign currency transactions                                     4,639,171
                                                                   ------------
      Total                                                        $187,416,508
                                                                   ============
Shares of beneficial interest outstanding                            11,286,859
                                                                   ============
Initial Class shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $145,112,883 / 8,736,253 shares of beneficial
    interest outstanding)                                             $16.61
                                                                      ======
Service Class shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $42,303,625 / 2,550,606 shares of beneficial
    interest outstanding)                                             $16.59
                                                                      ======

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2000
-------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Interest                                                      $    531,313
    Dividends                                                           32,683
    Foreign taxes withheld                                                (463)
                                                                  ------------
      Total investment income                                     $    563,533
                                                                  ------------
  Expenses -
    Management fee                                                $    860,404
    Trustees' compensation                                               2,180
    Shareholder servicing agent fee                                     33,461
    Distribution fee (Service Class)                                    23,141
    Administrative fee                                                  12,126
    Custodian fee                                                       43,063
    Printing                                                            73,022
    Postage                                                                 21
    Auditing fees                                                       24,660
    Legal fees                                                           1,804
    Miscellaneous                                                        2,820
                                                                  ------------
      Total expenses                                              $  1,076,702
    Fees paid indirectly                                                (7,760)
    Reduction of expenses by investment adviser                        (28,368)
                                                                  ------------
      Net expenses                                                $  1,040,574
                                                                  ------------
        Net investment loss                                       $   (477,041)
                                                                  ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (identified cost basis) -
    Investment transactions                                       $  4,413,606
    Securities sold short                                              822,113
    Foreign currency transactions                                            2
                                                                  ------------
      Net realized gain on investments and foreign currency
        transactions                                              $  5,235,721
                                                                  ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                   $(15,685,969)
    Securities sold short                                                1,859
                                                                  ------------
      Net unrealized loss on investments and foreign currency
       translation                                                $(15,684,110)
                                                                  ------------
        Net realized and unrealized loss on investments and
          foreign currency                                        $(10,448,389)
                                                                  ------------
          Decrease in net assets from operations                  $(10,925,430)
                                                                  ============

See notes to financial statements.

Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                             2000          1999
---------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                      $     (477,041)  $   (30,129)
  Net realized gain on investments and foreign currency
    transactions                                                5,235,721     1,457,686
  Net unrealized gain (loss) on investments and foreign
    currency translation                                      (15,684,110)    3,435,397
                                                           --------------   -----------
    Increase (decrease) in net assets from operations      $  (10,925,430)  $ 4,862,954
                                                           --------------   -----------
Distributions declared to shareholders from net realized
  gain on investments and foreign currency transactions
  (Initial Class)                                          $   (1,180,880)  $  (311,307)
                                                           --------------   -----------
Net increase in net assets from series share transactions  $  181,407,639   $12,425,252
                                                           --------------   -----------
    Total increase in net assets                           $  169,301,329   $16,976,899
Net assets:
  At beginning of period                                   $   18,115,179   $ 1,138,280
                                                           --------------   -----------

  At end of period (including accumulated net investment
    loss of $0 and $0, respectively)                       $  187,416,508   $18,115,179
                                                           ==============   ===========

See notes to financial statements.

Financial Highlights
----------------------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED DECEMBER 31,               PERIOD ENDED
                                                            ----------------------------------           DECEMBER 31,
INITIAL CLASS SHARES                                              2000                    1999                  1998*
----------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout
  each period):
Net asset value - beginning of period                           $17.27                  $10.22                 $10.00
                                                                ------                  ------                 ------

Income from investment operations# -
  Net investment loss(S)                                        $(0.08)                 $(0.09)                $(0.04)
  Net realized and unrealized gain (loss) on investments
    and foreign currency                                         (0.26)                   7.53                   0.26
                                                                ------                  ------                 ------
      Total from investment operations                          $(0.34)                 $ 7.44                 $ 0.22
                                                                ------                  ------                 ------
Less distributions declared to shareholders from net
  realized gain on investments and foreign currency
  transactions                                                  $(0.32)                 $(0.39)                $  --
                                                                ------                  ------                 ------
Net asset value - end of period                                 $16.61                  $17.27                 $10.22
                                                                ======                  ======                 ======
Total return                                                     (1.99)%                 73.41%                  2.20%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                      1.08%                   1.17%                  1.17%+
  Net investment loss                                            (0.48)%                 (0.72)%                (0.74)%+
Portfolio turnover                                                  65%                    185%                   130%
Net assets at end of period (000 Omitted)                     $145,113                 $18,115                 $1,138

  (S) Subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management fees. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.15% of average daily net assets. Prior to May 1, 2000, this fee was not greater than 0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
        Net investment loss                                     $(0.09)                 $(0.25)                $(0.28)
        Ratios (to average net assets):
          Expenses##                                              1.11%                   2.49%                  5.22%+
          Net investment loss                                    (0.51)%                 (2.04)%                (4.79)%+
 * For the period from the commencement of the series' investment operations, May 1, 1998, through
   December 31, 1998.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
------------------------------------------------------------------------------------------
                                                                              PERIOD ENDED
SERVICE CLASS SHARES                                                    DECEMBER 31, 2000*
------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                               $17.73
                                                                                    ------

Income from investment operations# -
  Net investment loss(S)                                                            $(0.07)
  Net realized and unrealized loss on investments and foreign currency               (1.07)
                                                                                    ------
      Total from investment operations                                              $(1.14)
                                                                                    ------
Net asset value - end of period                                                     $16.59
                                                                                    ======
Total return                                                                         (6.43)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                                          1.26%+
  Net investment loss                                                                (0.67)%+
Portfolio turnover                                                                      65%
Net assets at end of period (000 Omitted)                                          $42,304

(S) Subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management and distribution fees. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.15% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
      Net investment loss                                                           $(0.08)
      Ratios (to average net assets):
        Expenses##                                                                    1.29%+
        Net investment loss                                                          (0.70)%+

 * For the period from the inception of the Service Class shares, May 1, 2000, through December 31,
   2000.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS New Discovery Series (the series) is a diversified series of MFS(R) Variable Insurance Trust(SM) (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of December 31, 2000, there were 86 shareholders in the series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Repurchase Agreements - The series may enter into repurchase agreements with institutions that the series' investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. The series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The series, along with other affiliated entities of Massachusetts Financial Services Company
(MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the series with indemnification against Borrower default. The series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At December 31, 2000, the value of securities loaned was $1,881,927. These loans were collateralized by cash of $2,006,949 which was invested in the following short-term obligation:
                                                                IDENTIFIED COST
                                                  SHARES              AND VALUE
-------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio   2,006,949             $2,006,949

Short Sales - The series may enter into short sales. A short sale transaction involves selling a security which the series does not own with the intent of purchasing it later at a lower price. The series will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the series must replace the borrowed security. Losses can exceed the proceeds from short sales and can be greater than losses from the actual purchase of a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, or interest the series may be required to pay in connection with a short sale. Whenever the series engages in short sales, its custodian segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The series will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. Management does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Fees Paid Indirectly - The series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or net realized gains. During the year ended December 31, 2000, $477,041 was reclassified from accumulated net investment loss to accumulated undistributed net realized gain on investments and foreign currency transactions due to differences between book and tax accounting for currency transactions and the offset of net investment loss against short-term capital gains. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The series offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.90% of the series' average daily net assets. The series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the series' operating expenses, exclusive of management and distribution fees. The series in turn will pay MFS an expense reimbursement fee not greater than 0.15% of average daily net assets. Prior to May 1, 2000, this fee was not greater than 0.25% of average daily net assets. To the extent that the expense reimbursement fee exceeds the series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At December 31, 2000, aggregate unreimbursed expenses amounted to $105,280.

The series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series incurs an administrative fee at the following annual percentages of the series' average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Distribution Fee - The Trustees have adopted a distribution plan relating to Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that the series will pay to participating insurance companies which invest in the series to cover their marketing and distribution expenses up to 0.25% per annum of its average daily net assets attributable to Service Class shares. A portion of this distribution fee is currently being paid by the series; payment of the remaining 0.05% per annum of the service class distribution fee will become payable on such a date as the Trustees of the Trust may determine. Fees incurred under the distribution plan during the period ended December 31, 2000, were 0.20% of average daily net assets attributable to Service Class shares on an annualized basis.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the series' average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $231,345,322 and $57,274,116, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                             $200,802,573
                                                           ------------
Gross unrealized depreciation                              $(39,098,380)
Gross unrealized appreciation                                24,923,166
                                                           ------------
    Net unrealized depreciation                            $(14,175,214)
                                                           ============

(5) Shares of Beneficial Interest
The series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

INITIAL CLASS SHARES
                      YEAR ENDED DECEMBER 31, 2000  YEAR ENDED DECEMBER 31,1999
                         -------------------------      -----------------------
                             SHARES         AMOUNT         SHARES        AMOUNT
-------------------------------------------------------------------------------
Shares sold              10,024,286   $178,491,006      1,306,924   $17,118,606
Shares issued to
  shareholders in
  reinvestment of
  distributions              69,757      1,180,980         18,737       311,327
Shares reacquired        (2,406,912)   (42,474,531)      (387,890)   (5,004,681)
                         ----------   ------------      ---------   -----------
    Net increase          7,687,131   $137,197,455        937,771   $12,425,252
                         ==========   ============      =========   ===========

SERVICE CLASS SHARES
                          PERIOD ENDED DECEMBER 31, 2000*
                          -------------------------------
                                    SHARES         AMOUNT
-----------------------------------------------------------------------------
Shares sold                      2,773,829   $ 48,071,738
Shares reacquired                 (223,223)    (3,861,554)
                                ----------   ------------
    Net increase                 2,550,606   $ 44,210,184
                                ==========   ============

* For the period from the inception of Service Class shares, May 1, 2000, through December 31, 2000.

(6)  Line of Credit
The series and other affiliated series participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each series, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating series at the end of each quarter. The commitment fee allocated to the series for the year ended December 31, 2000, was $606. The series had no borrowings during the year.

(7) Restricted Securities
The series may invest not more than 15% of its total assets in securities which are subject to legal or contractual restrictions on resale. At December 31, 2000, the series owned the following restricted securities, excluding securities issued under Rule 144A, constituting 0.57% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The series does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith by the Trustees.

DESCRIPTION            DATE OF ACQUISITION  SHARE AMOUNT      COST       VALUE
-----------------------------------------------------------------------------
Abgenix, Inc.                   10/31/2000        13,500  $945,000  $  797,344
Sitara Networks, Inc.           06/14/2000        42,400   276,024     276,024
                                                                    ----------
                                                                    $1,073,368
                                                                    ==========

INDEPENDENT AUDITORS' REPORT

To the Trustees of the MFS Variable Insurance Trust and Shareholders of MFS New Discovery Series:

We have audited the accompanying statement of assets and liabilities of MFS New Discovery Series (the Series) (one of the series constituting the MFS Variable Insurance Trust), including the portfolio of investments, as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS New Discovery Series as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 8, 2001

FEDERAL TAX INFORMATION (Unaudited)

The series has designated $5,702 as a capital gain dividend for the year ended December 31, 2000.

For the year ended December 31, 2000, the amount of distributions from income eligible for the 70% dividends received deduction for corporations is 3.79%.

(C)2001 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.   VND-2 2/00 30.9M